Exhibit 10.3

AMENDMENT TO INSIDER LETTER

This AMENDMENT TO INSIDER LETTER (this “Amendment”) is made and entered into as of [__], 2023, by and among (i) Mars Acquisition Corp., a Cayman Islands exempted company (the “Company”), (ii) ScanTech AI Systems Inc., a Delaware corporation (“Pubco”), (iii) Mars Capital Holding Corporation, a British Virgin Islands business company with limited liability (the “Sponsor”), (iv) Maxim Group LLC (“Maxim”), and (v) the undersigned individuals, each of whom is a member of the Company’s board of directors and/or management team and who, along with the Sponsor and Maxim, and other transferees of the applicable Company securities, is referred to as an “Insider” pursuant to the terms of the Insider Letter (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Insider Letter (and, if such term is not defined in the Insider Letter, then such term shall have the meaning assigned to it in the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, Company, the Sponsor, Maxim and the other undersigned Insiders are parties to that certain Insider Letter, dated as of February 13, 2023 (the “Original Agreement” and, as amended by this Amendment, the “Insider Letter”), pursuant to which the Sponsor and the undersigned Insiders agreed, among other matters, to (i) waive their redemption rights with respect to their ordinary shares, par value $0.000125 per share, of the Company (“Ordinary Shares”), and any Ordinary Shares underlying the Rights that they may hold, in connection with the completion of a proposed Business Combination, (ii) waive their rights to liquidating distributions from the Trust Account with respect to their Ordinary Shares and Rights if the Company fails to complete its initial Business Combination within the completion window, (iii) vote in favor of any proposed Business Combination for which the Company seeks approval, and (iv) certain transfer restrictions with respect to the Ordinary Shares and Rights (or shares issued or issuable upon the conversion or exercise thereof);

WHEREAS, on September 5, 2023, the Purchaser, Pubco, ScanTech Identification Beams Systems, LLC, a Delaware limited liability company (“SIBS”), Mars Merger Sub I Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“Purchaser Merger Sub”), Mars Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Pubco (“Company Merger Sub” and, together with Purchaser Merger Sub, the “Merger Subs”), and Dolan Falconer, in the capacity as the representative from and after the Effective Time for the Company Holders as of immediately prior to the Effective Time (and their successors and assigns), entered into that certain Business Combination Agreement (as amended, supplemented and/or restated from time to time in accordance with the terms thereof, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, upon the terms and subject to the conditions thereof, upon the consummation of the transactions contemplated thereby (the “Closing”), (i) Purchaser Merger Sub shall merge with and into the Purchaser, with the Purchaser continuing as the surviving entity (the “Purchaser Merger”), and, in connection therewith, each Purchaser Ordinary Share issued and outstanding immediately prior to the Effective Time shall be cancelled in exchange for the right of the holder thereof to receive, with respect to each Purchaser Ordinary Share that is not redeemed or converted in the Closing Redemption, one share of Pubco Common Stock; (ii) Company Merger Sub shall merge with and into SIBS, with SIBS continuing as the surviving entity (the “Company Merger”, and together with the Purchaser Merger, the “Mergers”), and, in connection therewith, (A) the Company Common LLC Units issued and outstanding immediately prior to the Effective Time shall be cancelled in exchange for the right of the holders thereof to receive shares of Pubco Common Stock as set forth therein and (B) any Company Convertible Securities shall be terminated; and (iii) as a result of the Mergers, the Purchaser and SIBS each shall become wholly owned subsidiaries of Pubco, and Pubco shall become a publicly traded company, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable Law;

WHEREAS, the parties hereto desire to amend the Original Agreement to (i) add Pubco as a party to the Insider Letter, and (ii) to revise the terms hereof in order to reflect the transactions contemplated by the Business Combination Agreement, including the issuance of shares of Pubco Common Stock in exchange for Ordinary Shares; and

WHEREAS, pursuant to Section 12 of the Original Agreement, the Original Agreement can be amended with the written consent by all parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Addition of the Pubco as a Party to the Insider Letter. The parties hereby agree to add Pubco as a party to the Insider Letter. The parties further agree that, from and after the Closing, (i) all of the rights and obligations of the Company under the Insider Letter shall be, and hereby are, assigned and delegated to Pubco as if it were the original “Company” party thereto, and (ii) all references to the Company under the Insider Letter relating to periods from and after the Closing shall instead be a reference to Pubco. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Insider Letter, as amended by this Amendment, from and after the Closing as if it were the original “Company” party thereto.

2.             Amendments to the Insider Letter. The Parties hereby agree to the following amendments to the Insider Letter:

(a)           The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Insider Letter as if they were set forth therein.

(b)           The parties hereby agree that from and after the Closing, the terms “Ordinary Shares”, “Founder Shares,” “Private Placement Units,” “Units,” and “Rights”, as used in the Insider Letter shall include any and all shares of Pubco Common Stock into which any such securities shall convert in the Purchaser Merger (and any other securities of Pubco or any successor entity issued in consideration of, including as a stock split, dividend or distribution, or in exchange for, any of such securities).

(c)           Any reference to the term “including” (and with correlative meaning “include”) in the Insider Letter means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”.

3.             Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4.             Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, upon the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Insider Letter in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Insider Letter, as amended by this Amendment (or as the Insider Letter may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Section 17 thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each party hereto has duly signed this Amendment to Insider Letter as of the date first above written.

The Company:

MARS ACQUISITION CORP.

By:
Name: Karl Brenza
Title: CEO and CFO

Pubco:

ScanTech AI Systems Inc.

By:
Name: Karl Brenza
Title: Director

{Signature Page to Amendment to Insider Letter}

The Insiders:

MARS CAPITAL HOLDING CORPORATION

By:
Name: Shanchun Huang
Title: Director

Name: Karl Brenza

Name: Shanchun Huang

Name: Xiaochen Zhao

Name: Xin He

Name: Yenyou Zheng

Name: James Jenkins

Name: Yang Liu

{Signature Page to Amendment to Insider Letter}

Acknowledged and agreed:

MAXIM GROUP LLC

By:
Name:
Title:

{Signature Page to Amendment to Insider Letter}